Exhibit 99.1

United Fire Group, Inc. Management to Speak at the Keefe, Bruyette & Woods 2014 Insurance Conference on September 3, 2014 and Management Comments on August 2014 Losses
CEDAR RAPIDS, Iowa, August 28, 2014 - United Fire Group, Inc. (NASDAQ OMX/GS: UFCS) today announced that Randy A. Ramlo, President and Chief Executive Officer; Michael T. Wilkins, Executive Vice President and Chief Operating Officer; and Dianne M. Lyons, Senior Vice President and Chief Financial Officer; will be presenting at the Keefe, Bruyette & Woods 2014 Insurance Conference on Wednesday, September 3, 2014 at 3:40 p.m. Eastern Daylight Time. The conference site is the Crowne Plaza Times Square Hotel, 1605 Broadway, New York, NY. Management of United Fire Group, Inc. will be discussing the Company's financial results and business strategies during a live panel discussion which includes a question and answer format.
In preparing remarks for the upcoming KBW presentation, President and Chief Executive Officer Randy A. Ramlo commented, "during August, we have experienced an up-tick in the number of large losses in our Commercial Property and Commercial Auto lines of business, which will likely result in an underwriting loss for the quarter in these lines of business. Currently, Commercial Liability and Workers' Compensation lines of business are developing more favorably for the quarter. Frequency is unchanged for the quarter, but severity is up significantly due to some unusually large fire-related claims."
A link to the live webcast of the presentation will be available on a listen-only basis. Interested parties may access the webcast on United Fire Group's website at http://ir.unitedfiregroup.com/events.cfm on the day of the presentation. The webcast will be available for replay through December 2, 2014. A copy of the presentation slides will also be available on the website.
Disclosure of Forward-Looking Statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intends(s),” “plan(s),” “believe(s)” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” "remain optimistic," “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item IA “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the

Exhibit 99.1

Securities and Exchange Commission ("SEC") on March 5, 2014. The risks identified in our Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
About United Fire Group, Inc.
Founded in 1946 as United Fire & Casualty Company, United Fire Group, Inc., through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance, reinsurance, and life insurance as well as selling annuities.
Through its subsidiaries, United Fire Group is licensed as a property and casualty insurer in 43 states, plus the District of Columbia, and is represented by approximately 1,200 independent agencies. The United Fire pooled group is rated "A" (Excellent) by A.M. Best Company.
United Fire Group's subsidiary, United Life Insurance Company, is licensed in 37 states, represented by approximately 1,000 independent life agencies, and rated "A-" (Excellent) by A.M. Best Company.

Contact:
Anita Novak MBA, CPCU, ARM
Director of Investor Relations
118 Second Avenue, Cedar Rapids, IA 52401
Phone: 319.399.5251
Email: ALNovak@UnitedFireGroup.com
Website: www.unitedfiregroup.com